                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event report): December 8, 2000


                              GREENPOINT ASSET LLC
--------------------------------------------------------------------------------
               (exact name of registrant as specified in charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (state or other jurisdiction of incorporation)


                                   333-46102
--------------------------------------------------------------------------------
                            (commission file number)


                                   52-2260807
--------------------------------------------------------------------------------
                    (I.R.S. Employer Identification Number)


                       10089 Willow Creek Road, Suite 335
                          San Diego, California  92131
                                 (858) 530-9347
--------------------------------------------------------------------------------
                 (address and telephone number of registrant's
                          principal executive offices)

Item 1.    CHANGES IN CONTROL OF REGISTRANT.

           Not applicable.

Item 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           Not applicable.

Item 3.    BANKRUPTCY OR RECEIVERSHIP.

           Not applicable.

Item 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           Not applicable.

Item 5.    OTHER EVENTS

           Not applicable.

Item 6.    RESIGNATIONS OF REGISTRANT'S DIRECTORS.

           Not applicable.

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (a)  Not applicable.

           (b)  Not applicable.

           (c)  Exhibit Numbers:

           The following is filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.

25.1 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GREENPOINT CREDIT, LLC

                              By:    /s/ Charles O. Ryan
                                 --------------------------------
                                 Name:  Charles O. Ryan
                                 Title: Vice President

                              Dated: December 8, 2000
                                     San Diego, California

                                 EXHIBIT INDEX

Exhibit Numbers
---------------
     25.1 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee.